UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

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Alpha Star Acquisition Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALPHA STAR ACQUISITION CORPORATION
100 Church Street, 8th Floor
New York, NY 10007

(332) 233-4356

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2025

TO THE SHAREHOLDERS OF ALPHA STAR ACQUISITION CORPORATION:

You are cordially invited to attend the Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) of Alpha Star Acquisition Corporation (“Alpha Star,” “Company,” “we,” “us” or “our”). The Extraordinary General Meeting will be held:

At:	offices of Han Kun LLP, located at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY10020
On:	June 12, 2025
Time:	9:00 a.m. Eastern Time

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal of ordinary resolution to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated December 9, 2021, entered into by the Company and Wilmington Trust, N.A., as trustee (the “trustee”), as amended, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to six (6) additional times, each by a period of one month (the “Extension”), from June 15, 2025 to December 15, 2025 by depositing into the Trust Account $35,000 (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

2.	a proposal of special resolution to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to December 15, 2025 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex B of the accompanying proxy statement (the “Proposal 2” or “Charter Amendment Proposal”); and

3.	a proposal of ordinary resolution to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

Each of the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow Alpha Star to extend the period of time to finalize closing conditions and to consummate our previously announced business combination. On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company. Following the Business Combination, PubCo will be a publicly traded company. On September 23, 2024, PubCo became a party to the Business Combination Agreement by entering into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili. The Business Combination Agreement was subsequently amended by certain supplemental agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024 (the “Supplemental Agreement”). As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 2, 2025, the Company’s shareholders approved the Business Combination in connection with an extraordinary general meeting held on May 2, 2025 (the “Business Combination Meeting”). You are not being asked to vote on the Business Combination. The purpose of the Extraordinary General Meeting, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is to give the Company additional time to complete a business combination, including the Business Combination if it has not closed prior to June 15, 2025 (the “Current Termination Date”). In connection with the approval of the Business Combination, 16,029 holders of Public Shares previously elected to redeem their shares.

Without the Trust Amendment Proposal and the Charter Amendment Proposal, the Company believes that it may not be able to complete a business combination on or before the Current Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate. The Company reserves the right at any time to cancel the Extraordinary General Meeting and not to submit to its shareholders the Trust Amendment Proposal and the Charter Amendment Proposal. In the event the Extraordinary General Meeting is cancelled, and the Business Combination is not consummated prior to the Current Termination Date, the Company will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.

In connection with the Charter Amendment Proposal, holders (“public shareholders”) of Alpha Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Trust Amendment Proposal and the Charter Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Alpha Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Alpha Star’s Amended and Restated Memorandum and Articles of Association and Alpha Star also believes that such redemption right protects Alpha Star’s public shareholders from having to sustain their investments for an unreasonably long period if Alpha Star fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination (other than the Business Combination in connection with which public shareholders were previously given an opportunity to redeem their shares), if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

If you previously submitted Public Shares for redemption in connection with the Business Combination Meeting, you will be deemed to have redeemed such Public Shares in connection with the Extension. However, there is no assurance that we will hold the Extraordinary General Meeting and implement the Extension. If we do not hold the Extraordinary General Meeting and implement the Extension, any Public Shares originally submitted for redemption in connection with the Business Combination Meeting will remain subject to redemption in connection with the consummation of the Business Combination; and any Public Shares submitted for redemption in connection with the Extraordinary General Meeting will not be redeemed. If you only elect to redeem your Public Shares in connection with the Extraordinary General Meeting (and you did not previously submit such Public Shares for redemption in connection with the Business Combination Meeting), your Public Shares will not be redeemed if we do not hold the Extraordinary General Meeting and implement the Extension.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of March 7, 2025, there was approximately $384,446 in the trust account, representing a per share pro rata amount of approximately $14.7. The closing price of Alpha Star’s shares on the OTC Markets on April 29, 2025 was $10.04. Alpha Star cannot assure shareholders that they will be able to sell their shares of Alpha Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by June 15, 2025 (assuming full extension) in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to extend the Combination Period by six times for an additional one month each time from December 15, 2024, to June 15, 2025, by depositing into the Trust Account a monthly extension fee in the amount of $35,000.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve the Charter Amendment Proposal.

Our Board has fixed the close of business on May 27, 2025 (the “Record Date”) as the record date for determining Alpha Star shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of Alpha Star’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of Alpha Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: June 2, 2025

By Order of the Board of Directors

/s/ Zhe Zhang
Zhe Zhang
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on June 12, 2025: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

ALPHA STAR ACQUISITION CORPORATION
100 Church Street, 8th Floor
New York, NY 10007

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 12, 2025

PROXY STATEMENT

The Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Alpha Star Acquisition Corporation (“Alpha Star,” “Company,” “we,” “us” or “our”), a Cayman Islands exempted company, will be held:

At:	offices of Han Kun LLP, located at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY10020
On:	June 12, 2025
Time:	9:00 a.m. Eastern Time

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal of ordinary resolution to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated December 9, 2021, entered into by the Company and Wilmington Trust, N.A., as trustee (the “trustee”), as amended, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to six (6) additional times, each by a period of one month (the “Extension”), from June 15, 2025 to December 15, 2025 by depositing into the Trust Account $35,000 (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

2.	a proposal of special resolution to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to December 15, 2025 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex B of the accompanying proxy statement (the “Proposal 2” or “Charter Amendment Proposal”); and

3.	a proposal of ordinary resolution to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow Alpha Star to extend the period of time to finalize closing conditions and to consummate our previously announced business combination. On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company. Following the Business Combination, PubCo will be a publicly traded company. On September 23, 2024, PubCo became a party to the Business Combination Agreement by entering into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili. The Business Combination Agreement was subsequently amended by certain supplemental agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024 (the “Supplemental Agreement”). As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 2, 2025, the Company’s shareholders approved the Business Combination in connection with an extraordinary general meeting held on May 2, 2025 (the “Business Combination Meeting”). You are not being asked to vote on the Business Combination. The purpose of the Extraordinary General Meeting, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is to give the Company additional time to complete a business combination, including the Business Combination if it has not closed prior to June 15, 2025 (the “Current Termination Date”). In connection with the approval of the Business Combination, 16,029 holders of Public Shares previously elected to redeem their shares.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Trust Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal will be required to approve the Charter Amendment Proposal.

In connection with the Charter Amendment Proposal, holders (“public shareholders”) of Alpha Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Trust Amendment Proposal and the Charter Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of Alpha Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by Alpha Star’s Amended and Restated Memorandum and Articles of Association and Alpha Star also believes that such redemption right protects Alpha Star’s public shareholders from having to sustain their investments for an unreasonably long period if Alpha Star fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination (other than the Business Combination in connection with which public shareholders were previously given an opportunity to redeem their shares), if and when it is submitted to a vote of the shareholders, subject to any limitations set forth in the Amended and Restated Memorandum and Articles of Association, as amended. In addition, public shareholders will be entitled to have their shares redeemed for cash if the Company has not completed an initial business combination by the Extended Date.

If you previously submitted Public Shares for redemption in connection with the Business Combination Meeting, you will be deemed to have redeemed such Public Shares in connection with the Extension. However, there is no assurance that we will hold the Extraordinary General Meeting and implement the Extension. If we do not hold the Extraordinary General Meeting and implement the Extension, any Public Shares originally submitted for redemption in connection with the Business Combination Meeting will remain subject to redemption in connection with the consummation of the Business Combination; and any Public Shares submitted for redemption in connection with the Extraordinary General Meeting will not be redeemed. If you only elect to redeem your Public Shares in connection with the Extraordinary General Meeting (and you did not previously submit such Public Shares for redemption in connection with the Business Combination Meeting), your Public Shares will not be redeemed if we do not hold the Extraordinary General Meeting and implement the Extension.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, such approvals will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Trust Amendment Proposal and the Charter Amendment Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before December 15, 2025 (assuming full extension). Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination (other than the Business Combination in connection with which public shareholders were previously given an opportunity to redeem their shares) through December 15, 2025 (assuming full extension).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the redemption, and the amount remaining in the trust account may be significantly reduced from the approximately $384,446 that was in the Trust Account as of March 7, 2025. In such event, Alpha Star may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to extend the Combination Period by six times for an additional one month each time from December 15, 2024, to June 15, 2025, by depositing into the Trust Account a monthly extension fee in the amount of $35,000.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by June 15, 2025 (assuming full extension) in accordance with our Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to wind up, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond June 15, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to June 15, 2025 or December 15, 2025 if the Trust Amendment Proposal and the Charter Amendment Proposal are approved (assuming full extension). There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination prior to June 15, 2025 or December 15, 2025 if the Trust Amendment Proposal and the Charter Amendment Proposal are approved (assuming full extension).

Redemption Rights

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will provide the public shareholders making the Redemption Election, the opportunity to receive, at the time the Trust Amendment Proposal and the Charter Amendment Proposal become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Alpha Star has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of Alpha Star ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination (other than the Business Combination in connection with which public shareholders were previously given an opportunity to redeem their shares), or if the Company has not consummated a business combination by June 15, 2025 or December 15, 2025 if the Trust Amendment Proposal and the Charter Amendment Proposal are approved.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Trust Amendment Proposal and the Charter Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal and the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Trust Amendment Proposal and the Charter Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Trust Amendment Proposal and the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal and the Charter Amendment Proposal would receive payment of the redemption price for such shares after the completion of the Trust Amendment Proposal and the Charter Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of Alpha Star’s shares on the OTC Markets on April 29, 2025 was $10.04.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is May 27, 2025. Record holders of Alpha Star ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 3,227,664 outstanding ordinary shares of Alpha Star, including 22,664 outstanding Public Shares. Alpha Star’s rights and warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated June 2, 2025 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on June 12, 2025 at 9:00 a.m. Eastern Time, or at any adjournments or postponements thereof, at offices of Han Kun LLP, located at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY10020. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

While the Company is currently pursuing the completion of its previously announced Business Combination, the Company has determined that there may not be sufficient time before June 15, 2025 to consummate the Business Combination. Therefore, the Board has determined that it is in the best interests of our shareholders to extend the date by which the Company must complete an initial business combination to the Extended Date. You are not being asked to vote on the Business Combination. The purpose of the Extraordinary General Meeting, Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is to give the Company additional time to complete a business combination, including the Business Combination if it has not closed prior to the Current Termination Date. In connection with the approval of the Business Combination, 16,029 holders of Public Shares previously elected to redeem their shares.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	a proposal of ordinary resolution to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated December 9, 2021, entered into by the Company and Wilmington Trust, N.A., as trustee (the “trustee”), as amended, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to six (6) additional times, each by a period of one month (the “Extension”), from June 15, 2025 to December 15, 2025 by depositing into the Trust Account $35,000 (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

		●	a proposal of special resolution to amend the Company’s amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to December 15, 2025 (the “Extended Date”), by amending the Amended and Restated Memorandum and Articles of Association to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex B of the accompanying proxy statement (the “Proposal 2” or “Charter Amendment Proposal”); and

		●	a proposal of ordinary resolution to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or the “Adjournment Proposal”).

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Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, as amended, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) six times by an additional one month each time, for a total of up to six additional months from December 15, 2024 to June 15, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $35,000. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow Alpha Star additional time to finalize closing conditions and to consummate our previously announced business combination

Q. Why should I vote for the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

The Board believes shareholders will benefit from the Company consummating the proposed Business Combination and is proposing the Extension to extend the date by which the Company has to complete such Business Combination until the Extended Date. The Extension would give the Company the opportunity to complete the proposed Business Combination. Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, as amended, the Company may, but is not obligated to, extend the Combination Period up to June 15, 2025, the Board currently believes that it is very likely that the Company will fully exercise such discretion to extend the Combination Period. Therefore, our Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment and Charter Amendment to give the Company additional flexibility to extend the Combination Period further in order to provide our shareholders with the opportunity to participate in the prospective investment.

The Company believes that the provisions of the Amended and Restated Memorandum and Articles of Association described in the preceding paragraph were included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable initial business combination in the timeframe contemplated by the Amended and Restated Memorandum and Articles of Association. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing an initial business combination and additional time necessary to complete the proposed Business Combination, the Extension is warranted. The sole purpose of the Charter Amendment Proposal is to provide the Company with additional time to complete an initial business combination, which the Board believes is in the best interests of the Company and its shareholders.

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Q. How do the Alpha Star insiders intend to vote their shares?	A.

All of Alpha Star’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of all proposals.

Alpha Star’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 2,870,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by Alpha Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, Alpha Star’s sponsor beneficially owned and were entitled to vote 2,875,000 founder shares and 330,000 private placement units, representing approximately 99.3% of Alpha Star’s issued and outstanding ordinary shares.

Alpha Star’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and the Charter Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of Alpha Star may be voted in favor of the Trust Amendment Proposal and the Charter Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Trust Amendment Proposal and the Charter Amendment Proposal are approved?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, our sponsor, or its designees, has agreed to contribute to us as a loan an amount equal to the monthly extension fee (i.e. $35,000) for each monthly extension that is needed by Alpha Star to complete an initial business combination from June 15, 2025 (the date by which Alpha Star is currently required to complete its business combination) until December 15, 2025 (the “Contributions”). Each Contribution will be deposited in the trust account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). The Contributions are conditioned upon the approval of the Trust Amendment Proposal and the Charter Amendment Proposal. The Contributions will not occur if the Trust Amendment Proposal and the Charter Amendment Proposal are not approved. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until December 15, 2025 and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until December 15, 2025 as described in this proxy statement, Alpha Star does not anticipate seeking the requisite shareholder consent to any further extension to consummate a business combination. Alpha Star has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of Alpha Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on December 15, 2025 (assuming full extension) upon a liquidation of the Company.

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Q. What happens if the Trust Amendment Proposal and the Charter Amendment Proposal are not approved?	A.	If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to extend the Combination Period by six times for an additional one month each time from December 15, 2024, to June 15, 2025, by depositing into the Trust Account a monthly extension fee in the amount of $35,000.

Q. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, what happens next?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company expects to continue to attempt to consummate an initial business combination until the Extended Date, and will retain the blank check company restrictions previously applicable to it. The Public Warrants and Public Rights will remain outstanding in accordance with their terms.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before December 15, 2025.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the Redemption Election. We cannot predict the amount that will remain in the trust account if the Trust Amendment Proposal and the Charter Amendment Proposal are approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of Alpha Star’s ordinary shares held by Alpha Star’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to Alpha Star’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 100 Church Street, 8th Floor, New York, NY 10007, Atten: Secretary.

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Q If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1, 2 and 3 are “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have the effect of a vote “AGAINST” the Trust Amendment Proposal and the Charter Amendment Proposal and will have no effect on the other proposals.

Q What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present for the Extraordinary General Meeting if there are present one or more shareholders in person or by proxy not less than a majority of the Company’s ordinary shares entitled to vote at such meeting present at the Extraordinary General Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Extraordinary General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of Alpha Star’s ordinary shares at the close of business on May 27, 2025 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 3,227,664 ordinary shares were issued and outstanding and entitled to vote (other than the public shareholders who previously requested to redeem their shares in connection with the Business Combination Meeting).

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with Alpha Star’s transfer agent, Vstock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q Does the Board recommend voting for the approval of the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that Proposals 1, 2, and 3 are fair to and in the best interests of Alpha Star and its shareholders. The Board recommends that Alpha Star’s shareholders vote “FOR” the Proposals 1, 2 and 3.

Q What do I need to do now?	A.	Alpha Star urges you to read carefully and consider the information contained in this proxy statement, including Annex A and Annex B, and to consider how the proposals will affect you as an Alpha Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

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Q How do I vote?	A.

If you are a holder of record of Alpha Star Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your shares of Alpha Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q How do I exercise my redemption rights?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination (other than the Business Combination in connection with which public shareholders of Public Shares were previously given an opportunity to redeem their shares), or if the Company has not consummated an initial business combination by December 15, 2025.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

If you previously submitted Public Shares for redemption in connection with the Business Combination Meeting, you will be deemed to have redeemed such Public Shares in connection with the Extension. However, there is no assurance that we will hold the Extraordinary General Meeting and implement the Extension. If we do not hold the Extraordinary General Meeting and implement the Extension, any Public Shares originally submitted for redemption in connection with the Business Combination Meeting will remain subject to redemption in connection with the consummation of the Business Combination; and any Public Shares submitted for redemption in connection with the Extraordinary General Meeting will not be redeemed. If you only elect to redeem your Public Shares in connection with the Extraordinary General Meeting (and you did not previously submit such Public Shares for redemption in connection with the Business Combination Meeting), your Public Shares will not be redeemed if we do not hold the Extraordinary General Meeting and implement the Extension.

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Q What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Alpha Star shares.

Q Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Alpha Star Acquisition Corporation

100 Church Street, 8th Floor

New York, NY 10007

(332) 233-4356

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and Alpha Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to Alpha Star or any person acting on Alpha Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Alpha Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

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BACKGROUND

We are a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On December 15, 2021, we consummated the Initial Public Offering of 11,500,000 units (each, a “Unit” and collectively, the “Units”). Each Unit consists of one ordinary share, one right to receive one-seventh (1/7) of an ordinary share upon the consummation of an initial business combination and one redeemable warrant. Each warrant entitles the holder thereof to purchase one-half of one ordinary share for $11.50 per share. The units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

On April 6, 2021, our sponsor purchased 2,875,000 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share. Our sponsor purchased an aggregate of 330,000 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant and one private placement right. Each private placement warrant entitles the holder upon exercise to purchase one-half of one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. Each private placement right will be converted to one seventh (1/7) of one ordinary shares upon the completion of its initial business combination. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

On December 13, 2021, our units commenced trading on the NASDAQ Capital Market, or NASDAQ, under the symbol “ALSAU”. On January 18, 2022, the ordinary shares, rights and warrants began trading separately on NASDAQ under the symbols “ALSA” “ALSAR” and “ALSAW,” respectively.

On December 16, 2024, the Company was notified by NASDAQ of its upcoming delisting due to the failure to complete its initial business combination by December 13, 2024. Trading ceased on December 23, 2024, and a Form 25-NSE was filed by Nasdaq to the SEC on May 20, 2025. The Company’s ordinary shares, units, rights and warrants are currently traded on the OTC Pink Open Market.

The mailing address of Alpha Star’s principal executive office is 100 Church Street, 8th Floor, New York, NY 10007, and its telephone number is (332) 233-4356.

Alpha Star is currently in the process of completing a business combination that will qualify as an initial business combination under its Amended and Restated Memorandum and Articles of Association. On September 12, 2024, Alpha Star entered into a business combination agreement with OU XDATA GROUP (“XDATA”), a company incorporated in Estonia, and Roman Eloshvili, the sole shareholder of XDATA. The details of the transaction have been filed on Alpha Star’s Current Report on Form 8-K with the SEC on September 13, 2024. On May 2, 2025, the Company held an extraordinary general meeting of its shareholders at which the shareholders approved the Business Combination with XDATA.

You are not being asked to vote on the Business Combination. The purpose of the Extraordinary General Meeting, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is to give the Company additional time to complete a business combination, including the Business Combination if it has not closed prior to June 15, 2025 (the “Current Termination Date”). In connection with the approval of the Business Combination, 16,029 holders of Public Shares previously elected to redeem their shares.

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RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on February 24, 2025 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

There are no assurances that the Extension will enable us to complete an initial business combination.

Approving the Trust Amendment Proposal involves a number of risks. Even if such proposal is approved and the Extension is implemented, we can provide no assurances that the Business Combination or any other initial business combination will be consummated prior to the Extended Date. Our ability to consummate any business combination, including the Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal is approved and the Extension is implemented, we expect to seek to consummate the Business Combination prior to the Extended Date. We are required to offer our public shareholders the opportunity to redeem their Public Shares in connection with the approval of the Trust Amendment Proposal and the implementation of the Extension, and we previously offered our public shareholders the opportunity to submit their Public Shares for redemption in connection with the approval of the Business Combination. If the Business Combination is not consummated, we will be required to offer our public shareholders redemption rights in connection with the approval of any other initial business combination we may present to our shareholders for vote. Even if the Trust Amendment Proposal is approved and the Extension is implemented, it is possible that redemptions will leave us with insufficient cash to consummate the Business Combination (or another initial business combination) on commercially acceptable terms, or at all.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, A-Star Management Corporation, is controlled by our Chairman and Chief Executive Officer Zhe Zhang, who is a Chinese citizen. Our sponsor owns approximately 99.3% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

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Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.

A company that, among other things, is or holds itself out as being engaged primarily, or proposes to engage primarily, in the business of investing, reinvesting, owning, trading or holding certain types of securities would be deemed an investment company under the Investment Company Act. Since we currently invest the proceeds held in the trust account, it is possible the SEC could deem the Company to be currently an inadvertent but nevertheless unregistered investment company.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

●	restrictions on the nature of our investments; and

●	restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including:

●	registration as an investment company;

●	adoption of a specific form of corporate structure; and

●	reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. Our business is to identify and complete an initial business combination and thereafter to operate the post-transaction business or assets for the long term. We do not plan to buy businesses or assets with a view to resale or profit from their resale. We do not plan to buy unrelated businesses or assets or to be a passive investor.

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We do not believe that our anticipated principal activities will subject us to the Investment Company Act. To this end, the proceeds held in the trust account may only be invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the trust agreement, the trustee is not permitted to invest in other securities or assets. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we have intended from completion of our initial public offering and continue to intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our initial public offering was not intended for persons who are seeking a return on investments in government securities or investment securities. The trust account set up in connection with the closing of our initial public offering was and is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend our Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our initial business combination within 42 months (or if extended, 45 months) from the closing of our initial public offering, or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 45 months from the closing of our initial public offering, our return of the funds held in the trust account to our public stockholders as part of our redemption of the public shares. We are now requesting our stockholders to approve a reduction of extension fee for extending the time available to us to consummate an initial business combination. Stockholders who do not exercise their redemption rights in connection with an amendment to our Amended and Restated Memorandum and Articles of Association would still be able to exercise their redemption rights in connection with a subsequent business combination. If we do not invest the proceeds as discussed above, we may be deemed to be subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial business combination or may result in our liquidation.

Notwithstanding the foregoing, as indicated above, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940. The SEC’s proposed rules would provide a safe harbor for companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require a company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the Company’s registration statement for its initial public offering. A company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. These rules, if adopted, whether in the form proposed or in revised form, may materially adversely affect our ability to negotiate and complete our initial business combination and may increase the costs and time related thereto. Unfortunately, our Company may not qualify for the safe harbor because an initial business combination will not be completed within the foregoing 18-months and 24-month time requirements and will require additional months to complete. Accordingly, our company may already be deemed an unregistered investment company and subject to the requirements of the Investment Company Act as well as further expenses and possible penalties.

The longer it takes our company to complete its initial business combination the greater will be the risk to our company and its shareholders that Alpha Star may be deemed to be an unregistered investment company. The risk of our company being determined to be an unregistered investment company may be mitigated if our company shifts the assets in its trust account from securities into cash only.

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PROPOSAL 1

THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from June 15, 2025 to December 15, 2025 with the current monthly extension fee in the amount of $35,000 required for the Company to extend the time available for us to consummate our initial business combination. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Trust Amendment Proposal is not approved, we retain the right to extend the Combination Period by six times for an additional one month each time from December 15, 2024, to June 15, 2025, by depositing into the Trust Account a monthly extension fee in the amount of $35,000.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination by June 15, 2025 (assuming full extension) in accordance with our current Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to wind up, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond June 15, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on the Business Combination. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to give the Company additional time to complete a business combination, including the Business Combination if it has not closed prior to June 15, 2025. In connection with the approval of the Business Combination, 16,029 holders of Public Shares previously elected to redeem their shares. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to redeem your Public Shares for a pro rata portion of the trust account upon consummation of a business combination (other than the Business Combination in connection with which public shareholders of Public Shares were previously given an opportunity to redeem their shares) or if the Company does not complete a business combination by the Extended Date.

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Alpha Star’s net asset value based on the number of shares that seek redemption. Alpha Star cannot predict the amount that will remain in the trust account if the Trust Amendment Proposal is approved.

The Board’s Reasons for the Trust Amendment Proposal

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life monthly until December 15, 2025 by paying an extension fee of $35,000. Currently, according to our Amended and Restated Memorandum and Articles of Association and the Trust Agreement, as amended, the Company may, but is not obligated to, extend the Combination Period six times by an additional one month each time, for a total of up to six additional months from December 15, 2024 to until June 15, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $35,000 (the “Current Extension Fee”). Under the circumstances, the Sponsor wants to effect the extension from June 15, 2025 to December 15, 2025 with the Current Extension Fee. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

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As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is fair to, and in the best interests of, Alpha Star and its shareholders. The Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of Alpha Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 2,875,000 founder shares and 330,000 private placement units that would expire worthless if a business combination is not consummated;

●	In order to finance transaction costs in connection with an intended initial business combination, our initial shareholders, officers, directors or their affiliates may, but are not obligated to, loan us funds as may be required. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts, but no proceeds from our trust account would be used for such repayment. Such loans would be evidenced by promissory notes. Such promissory notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,500,000 of the notes may be converted upon consummation of our business combination into additional private units at a price of $10.00 per unit (which, for example, would result in the holders being issued 150,000 ordinary shares if $1,500,000 of such notes were so converted, as well as 150,000 warrants to purchase 75,000 shares).

●	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

●	All of the current members of our Board are expected to continue to serve as directors of the Company at least through the closing of the proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

The approval of the Trust Amendment Proposal requires an ordinary resolution under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Trust Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Alpha Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Trust Amendment Proposal. On the record date, the sponsor of Alpha Star beneficially owned and was entitled to vote 3,205,000 ordinary shares of Alpha Star representing approximately 99.3% of Alpha Star’s issued and outstanding ordinary shares.

In addition, Alpha Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Alpha Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Alpha Star held by affiliates will be voted in favor of the Trust Amendment Proposal. As the Trust Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 2

THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our existing Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination to December 15, 2025 (the termination date as so extended, the “Extended Date”). Currently, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) six times by an additional one month each time, for a total of up to six additional months from December 15, 2024 to June 15, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $35,000. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The full proposed amendment to the Amended and Restated Memorandum and Articles of Association is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

The purpose of the Charter Amendment Proposal is to allow Alpha Star to extend the period of time to finalize closing conditions and to consummate our previously announced business combination. On September 12, 2024, Alpha Star entered into a Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with XDATA and Roman Eloshvili, the sole shareholder of XDATA. The Business Combination Agreement provides for (i) Alpha Star will incorporate PubCo in accordance with the Companies Act (Revised) of the Cayman Islands, (ii) the merger of Alpha Star with and into PubCo (the “Reincorporation Merger”), with PubCo surviving the Reincorporation Merger, and (iii) the share exchange between PubCo and the shareholder of XDATA (the “Share Exchange”, together with Reincorporation Merger, the “Transactions” or the “Business Combination”), resulting in XDATA being a wholly owned subsidiary of PubCo. Following the Business Combination, PubCo will be a publicly traded company. Following the Business Combination, PubCo will be a publicly traded company. On September 23, 2024, PubCo became a party to the Business Combination Agreement by entering into a joinder agreement with Alpha Star, XDATA, and Roman Eloshvili. The Business Combination Agreement was subsequently amended by certain supplemental agreement, by and among Alpha Star, XDATA, Roman Eloshvili and PubCo, dated as of December 15, 2024 (the “Supplemental Agreement”). As previously disclosed in the Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 2, 2025, the Company’s shareholders approved the Business Combination in connection with an extraordinary general meeting held on May 2, 2025 (the “Business Combination Meeting”). You are not being asked to vote on the Business Combination. The purpose of the Extraordinary General Meeting, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal is to give the Company additional time to complete a business combination, including the Business Combination if it has not closed prior to June 15, 2025. In connection with the approval of the Business Combination, 16,029 holders of Public Shares previously elected to redeem their shares.

Without the Trust Amendment Proposal and the Charter Amendment Proposal, the Company believes that it may not be able to complete a business combination on or before the Current Termination Date. If that were to occur, the Company would be precluded from completing the Business Combination and would be forced to liquidate. The Company reserves the right at any time to cancel the Extraordinary General Meeting and not to submit to its shareholders the Trust Amendment Proposal and the Charter Amendment Proposal. In the event the Extraordinary General Meeting is cancelled, and the Business Combination is not consummated prior to the Current Termination Date, the Company will dissolve and liquidate in accordance with the Amended and Restated Memorandum and Articles of Association.

If the Charter Amendment Proposal is not approved, we retain the right to extend the Combination Period by six times for an additional one month each time from December 15, 2024, to June 15, 2025, by depositing into the Trust Account a monthly extension fee in the amount of $35,000.

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If the Charter Amendment Proposal is not approved and we do not consummate a business combination by June 15, 2025 (assuming full extension) in accordance with our current Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $100,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to wind up, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Companies Law of the Cayman Islands. In that case, investors may be forced to wait beyond June 15, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

If the Charter Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account upon consummation of a business combination (other than the Business Combination in connection with which public shareholders of Public Shares were previously given an opportunity to redeem their shares) or if the Company does not complete a business combination by the Extended Date.

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and Alpha Star’s net asset value based on the number of shares that seek redemption. Alpha Star cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved.

Redemption Rights

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will provide the public shareholders making the Redemption Election, the opportunity to receive, at the time the Trust Amendment Proposal and the Charter Amendment Proposal become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. Alpha Star has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of Alpha Star ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination (other than the Business Combination in connection with which public shareholders were previously given an opportunity to redeem their shares), or if the Company has not consummated a business combination by June 15, 2025 or December 15, 2025 if the Trust Amendment Proposal and the Charter Amendment Proposal are approved.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL AND THE CHARTER AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Trust Amendment Proposal and the Charter Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Vstock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York 11598, at least two (2) business days prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal and the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Certificates that have not been tendered in accordance with these procedures prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Trust Amendment Proposal and the Charter Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Trust Amendment Proposal and the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal and the Charter Amendment Proposal would receive payment of the redemption price for such shares after the completion of the Trust Amendment Proposal and the Charter Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If you previously submitted Public Shares for redemption in connection with the Business Combination Meeting, you will be deemed to have redeemed such Public Shares in connection with the Extension. However, there is no assurance that we will hold the Extraordinary General Meeting and implement the Extension. If we do not hold the Extraordinary General Meeting and implement the Extension, any Public Shares originally submitted for redemption in connection with the Business Combination Meeting will remain subject to redemption in connection with the consummation of the Business Combination; and any Public Shares submitted for redemption in connection with the Extraordinary General Meeting will not be redeemed. If you only elect to redeem your Public Shares in connection with the Extraordinary General Meeting (and you did not previously submit such Public Shares for redemption in connection with the Business Combination Meeting), your Public Shares will not be redeemed if we do not hold the Extraordinary General Meeting and implement the Extension.

The Board’s Reasons for the Charter Amendment Proposal

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to allow the Company to extend the initial business combination period to December 15, 2025.

The Company currently has until June 15, 2025 (assuming full extension) to complete its initial business combination. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

Required Vote

The approval of the Charter Amendment Proposal requires a special resolution under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the Charter Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of this Proposal.

All of Alpha Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Charter Amendment Proposal. On the record date, the sponsor of Alpha Star beneficially owned and was entitled to vote 3,205,000 ordinary shares of Alpha Star representing approximately 99.3% of Alpha Star’s issued and outstanding ordinary shares.

In addition, Alpha Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of Alpha Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of Alpha Star held by affiliates will be voted in favor of the Charter Amendment Proposal. As the Charter Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The text of the proposed special resolution to be put to shareholders to consider and vote upon at the Extraordinary General Meeting in relation to the Charter Amendment Proposal is set forth as in Annex B to this proxy statement.

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 3 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposals 1and 2. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposal 1 and 2.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposal 1 and 2. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, as an ordinary resolution that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

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THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of Alpha Star’s shareholders will be held at 9:00 a.m. Eastern Time on June 12, 2025 in offices of Han Kun LLP, located at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY10020.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned Alpha Star ordinary shares at the close of business on May 27, 2024, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each Alpha Star share you owned at that time. Alpha Star rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Proposals 1 and 3. The affirmative vote of the holders of at least two-thirds (2/3) of the Company’s ordinary shares issued and outstanding and entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and are voted will be required to approve the Proposal 2. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 1, 2 and 3 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 1, 2 and 3.

At the close of business on the record date, there were 3,227,664 issued and outstanding ordinary shares of Alpha Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Trust Amendment Proposal and the Charter Amendment Proposal approved, you should vote against such Proposals. If you want to obtain your pro rata portion of the trust account in the event the Trust Amendment and the Charter Amendment Proposal are approved, which will be paid after the Extraordinary General Meeting which is scheduled for June 12, 2025, you must vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal and demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7500 and expenses, for its services in connection with the Extraordinary General Meeting.

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Alpha Star’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the record date, there were a total of 3,227,664 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(3)	Approximate Percentage of Outstanding Shares(3)
A-Star Management Corporation(2)	3,205,000	99.3%
Zhe Zhang(2)	3,205,000	99.3%
Guojian Chen(4)	-	-
Patrick Swint(4)	-	-
Xiaofeng Zhou(4)	-	-
Huei-Ching Huang(4)	-	-
All directors and officers as a group (5 individuals)	3,205,000	99.3%

*	Less than one percent.

(1)	Unless otherwise indicated, the business address of each of the individuals is 100 Church Street, 8th Floor, New York, New York 10007.
(2)	Represents 2,875,000 founder ordinary shares and 330,000 private placement ordinary shares held by A-Star Management Corporation, our sponsor. Mr. Zhe Zhang, our Chairman and Chief Executive Officer, is the sole director of our sponsor and has voting and dispositive power of the ordinary shares. The address for our sponsor is Craigmuir Chambers, PO Box 71, Road Town, Tortola, VG 1110 British Virgin Islands.
(3)	Based upon 3,227,664 ordinary shares outstanding. Includes the 330,000 private placement units (and the component parts) purchased by our sponsor simultaneously with the consummation of our initial public offering.
(4)	Such individual does not beneficially own any of our ordinary shares. However, such individual has a pecuniary interest in our ordinary shares through his ownership of shares of our sponsor.

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DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Alpha Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of Alpha Star’s proxy statement. Upon written or oral request, Alpha Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that Alpha Star deliver single copies of such documents in the future. Shareholders may notify Alpha Star of their requests by calling or writing Alpha Star at Alpha Star’s principal executive offices at 100 Church Street, 8th Floor, New York, NY 10007, (332) 233-4356.

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WHERE YOU CAN FIND MORE INFORMATION

Alpha Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. Alpha Star files its reports, proxy statements and other information electronically with the SEC. You may access information on Alpha Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Alpha Star Acquisition Corporation

100 Church Street, 8th Floor

New York, NY 10007,

(332) 233-4356

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than June 5, 2025.

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ANNEX A

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 4 (this “Amendment”), dated as of [    ], 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Alpha Star Acquisition Corporation, a Cayman Island corporation (the “Company”) and Wilmington Trust, National Association, a national banking association (the “Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated December 9, 2021 (the “Trust Agreement”); and

WHEREAS, at a Shareholders Meeting of the Company held on June 12, 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from June 15, 2025 to December 15, 2025 for an extension fee of $35,000, which payment shall be paid into the Trust Account.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The fifth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, as described Registration Statement and in its Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended in additional increments of one-month up to a total of six additional months from June 15, 2025 to December 15, 2025, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) of the sum of $35,000 per month (the “Extension Payment”), and which Extension Payments, if any, shall be added to the Trust Account.”

2. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

3. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

4. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex A-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

ALPHA STAR ACQUISITION CORPORATION

By:
Name:	Zhe Zhang
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:
Title:

Annex A-2

ANNEX B

AMENDMENT TO

AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

The Charter Amendment Proposal

“RESOLVED, as a special resolution, THAT:

The Amended and Restated Memorandum and Articles of Association of Alpha Star Acquisition Corporation shall be amended by deleting Section 36.2 in its entirety and replacing it with the following:

“36.2 In the event that the Company does not consummate its initial Business Combination by June 15, 2025 (the “Deadline”), the Company may, but is not obliged to, extend the period of time to consummate the Business Combination up to six (6) additional times, each by a period of one month (the “Extension”), to December 15, 2025 (the “Extended Date”), provided that if the Company exercises the Extension, the Sponsor, or its designee or assignee, shall deposit additional funds into the Trust Account in accordance with terms as set out in the trust agreement governing the Trust Account. In the event that the Company does not consummate a Business Combination by the Extended Date, such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) business days thereafter to redeem the Public Shares or distribute the Trust Account to the holders of Public Shares, on a pro rata basis, in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company’s affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account with respect to their Public Shares.”

Annex B-1

PROXY

ALPHA STAR ACQUISITION CORPORATION

100 Church Street, 8th Floor

New York, NY 10007

(332) 233-4356

EXTRAORDINARY MEETING OF SHAREHOLDERS

JUNE 12, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 12, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated June 2, 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 9:00 a.m. Eastern Time on June 12, 2025 in the offices of Han Kun LLP, at 620 Fifth Avenue, 2nd Floor, Rockefeller Center, New York, NY10020 and hereby appoints Zhe Zhang and Guojian Chen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Alpha Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, 2 and 3.

PROPOSAL 1: Trust Amendment Proposal.

As an ordinary resolution, to amend the Company’s investment management trust agreement, dated December 9, 2021, entered into by the Company and Wilmington Trust, N.A., as trustee, as amended, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to six (6) additional times, each by a period of one month, from June 15, 2025 to December 15, 2025 by depositing into the Trust Account $35,000 for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Charter Amendment Proposal.

As a special resolution, to amend the Company’s amended and restated memorandum and articles of association, to extend the date by which the Company must consummate a business combination to December 15, 2025, by amending the amended and restated memorandum and articles of association of the Company to delete the existing Section 36.2 thereof and replacing it with the new Section 36.2 in the form set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

As an ordinary resolution, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals 1 and 2.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO VSTOCK TRANSER LLC. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.